Exhibit 24.1
C.H. ROBINSON WORLDWIDE, INC.

POWER OF ATTORNEY
(Shelf Registration Statement)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors of C.H. ROBINSON WORLDWIDE, INC., a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3, hereby constitute and appoint each of David P. Bozeman and Ben G. Campbell (with full power to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, with the appropriate office of any state, and with such other authorities as necessary, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the following persons on the dates indicated.

/s/ Scott P. Anderson	April 8, 2024	/s/ Mary J. Steel Guilfoile	April 22, 2024
Scott P. Anderson		Mary J. Steele Guilfoile
/s/ James J. Barber, Jr.	April 8, 2024	/s/ Jodee A. Kozlak	April 22, 2024
James J. Barber, Jr.		Jodee A. Kozlak
/s/ David P. Bozeman	April 10, 2024	/s/ Henry J. Maier	April 8, 2024
David P. Bozeman		Henry J. Maier
/s/ Kermit R. Crawford	April 9, 2024	/s/ James B. Stake	April 9, 2024
Kermit R. Crawford		James B. Stake
/s/ Timothy C. Gokey	April 19, 2024	/s/Paula C. Tolliver	April 10, 2024
Timothy C. Gokey		Paula C. Tolliver
/s/ Mark A. Goodburn	April 10, 2024	/s/ Henry W. Winship	April 22, 2024
Mark A. Goodburn		Henry W. Winship

Exhibit 24.1

C.H. ROBINSON WORLDWIDE, INC.

POWER OF ATTORNEY
(Shelf Registration Statement)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned executive officers of C.H. ROBINSON WORLDWIDE, INC., a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3, hereby constitute and appoint each of David P. Bozeman and Ben G. Campbell (with full power to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, with the appropriate office of any state, and with such other authorities as necessary, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the following persons on the dates indicated.

Signature	Date

/s/ David P. Bozeman	April 29, 2024
David P. Bozeman Chief Executive Officer (Principal Executive Officer)

Michael P. Zechmeister	April 29, 2024
Michael P. Zechmeister Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)